File Number: 333-84546
                                               Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933


                                                                  June 19, 2012


           Pioneer Ibbotson Growth Allocation VCT Portfolio (Class II Shares) Pioneer Ibbotson Moderate Allocation VCT Portfolio (Class I Shares) Pioneer Ibbotson Moderate Allocation VCT Portfolio (Class II Shares)

                 Supplement to each Prospectus dated May 1, 2012


Effective July 1, 2012, the following replaces the third section in "Management" on page 8, under the heading "Portfolio Management":


Portfolio management    Scott Wentsel, vice president and senior portfolio
                        manager at Ibbotson (portfolio manager of the portfolio since 2005), Brian Huckstep, portfolio manager at Ibbotson (portfolio manager of the portfolio since
                        2005), Paul Arnold, consultant at Ibbotson (portfolio manager of the portfolio since 2012)


The following replaces the first paragraph in the section in "Portfolio management" on page 25:

Portfolio Management

Day-to-day management of the portfolio is the responsibility of a team of portfolio managers. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team and has served as a portfolio manager of the portfolio since 2005. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Mr. Huckstep has served as a portfolio manager of the portfolio since 2005. Paul Arnold, consultant, is responsible for developing and implementing asset class models in addition to fund-of-funds portfolio construction, manager due diligence and fund classification. Prior to joining Ibbotson in 2007, Mr. Arnold worked for two years at Bank of America in its Principal Investing Group. Mr. Arnold has served as a portfolio manager of the portfolio since 2012.



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                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC